SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 22, 2002


                              THE IT GROUP, INC.
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)



              Delaware                    1-09037               33-0001212
    ____________________________         __________          ________________
   (State or Other Jurisdiction of      (Commission           (IRS Employer
           Incorporation)               File Number)        Identification No.)


       2790 Mosside Boulevard, Monroeville, Pennsylvania    10019
       _________________________________________________    ______
           (Address of principal executive offices)       (zip code)


      Registrant's telephone number, including area code: (412) 372-7701


                                Not Applicable
            ______________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

         Number            Description

         99.1 Statement Under Oath of Principal Executive Officer/Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure.

         The IT Group, Inc. ("The IT Group") is furnishing herewith the Statement under Oath of its Principal Executive Officer/Principal Financial Officer pursuant to Order No. 4-460 issued by the Securities and Exchange Commission (the "Commission") on June 27, 2002. The statement was executed on August 22, 2002 and was filed with the Commission on August 23, 2002. A copy of this statement is attached hereto as Exhibit 99.1. None of the information contained in Item 9 of this Current Report on Form 8-K or Exhibit 99.1 should be deemed to be filed under the Securities Exchange Act of 1934 or the Securities Act of 1933 or incorporated by reference into any other filings The IT Group has made with the Commission unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE IT GROUP, INC.

                             By:   /s/  Harry J. Soose, Jr.
                                   _________________________________
                                   Name:  Harry J. Soose, Jr.
                                   Title: President, Chief Operating Officer
                                          and Chief Financial Officer



Date:    August 23, 2002



                               INDEX TO EXHIBITS

         Number                     Description

         99.1 Statement Under Oath of Principal Executive Officer/Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



                                                                  Exhibit 99.1

Statement Under Oath Of Principal Executive Officer/Principal Financial Officer
      Regarding Facts And Circumstances Relating To Exchange Act Filings

         I, Harry J. Soose, Jr., state and attest that:

         1. I am presently serving as the acting President, Chief Operating Officer and Chief Financial Officer of The IT Group, Inc. (the "Company"), and in that capacity I am the Principal Executive Officer and Principal Financial Officer of the Company. For the reasons detailed below, I am unable to make the statement in writing, under oath, in the form of Exhibit A to the Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460), issued by the Securities and Exchange Commission (the "Commission") on June 27, 2002.

         2. On December 21, 2001, the New York Stock Exchange (the "NYSE") announced that it determined that the common stock of the Company, as well as the depositary shares each representing 1/100th of a share of cumulative convertible exchangeable preferred stock, should be suspended immediately. The NYSE subsequently delisted the Company's common stock and the depositary shares each representing 1/100th of a share of cumulative convertible exchangeable preferred stock.

         3. On January 11, 2002, an involuntary petition for bankruptcy (the "Involuntary Bankruptcy") was filed in U.S. Bankruptcy Court for the District of Utah, Central Division, against Beneco Enterprises, Inc., a Utah corporation and a subsidiary of the Company ("Beneco"), Case No. 02-20637.

         4. On January 16, 2002, the Company announced that it had signed a letter of intent with The Shaw Group Inc. ("Shaw") regarding a proposed transaction in which Shaw would acquire substantially all of the Company's assets in exchange for approximately $105 million and the assumption of certain liabilities.

         5. On January 16, 2002, the Company and sixty-nine of its domestic subsidiaries and affiliates (collectively, the "Subsidiaries") each filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") which cases are being jointly administered under the caption "In re The IT Group, Inc., Case No. 02-10118" (the "Bankruptcy").

         6. On January 23, 2002, the Company and Shaw entered into a definitive asset purchase agreement pursuant to which the Company agreed to sell substantially all of the assets of the Company and its Subsidiaries to Shaw, other than Beneco, which was the subject of the Involuntary Bankruptcy case (collectively, the "Assets"). Shortly thereafter, the Company also obtained the approval of the Bankruptcy Court, on an interim basis, for Sugar Acquisition (NVDIP) Inc., a subsidiary of Shaw, to provide a debtor-in-possession credit facility of $55 million.

         7. On April 18, 2002, the Company conducted an auction with respect to the sale of the Assets pursuant to procedures approved by the Bankruptcy Court. Although certain other persons made bids for discrete assets of the Company, Shaw was the only party to bid for the Company's Assets as a whole.

         8. On April 25, 2002, the Bankruptcy Court approved the sale of the Assets to Shaw.

         9. Effective as of May 3, 2002, Shaw consummated the acquisition of the Assets of the Company and its Subsidiaries. The purchase price for the acquisition was approximately $52.5 million in cash and approximately 1.67 million shares of Shaw's common stock which were valued at the closing at approximately $52.5 million. As part of the closing, Shaw assumed the outstanding balance of the debtor-in-possession financing, which, at the closing, was approximately $50 million.

         10. It is the Company's belief that on June 19, 2002, Shaw consummated the acquisition of the assets of Beneco in connection with the Involuntary Bankruptcy proceeding.

         11. The Company continues to manage its business as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. As a debtor-in-possession, the Company is required to file monthly operating reports with the U.S. Trustee and the Bankruptcy Court (the "Bankruptcy Reports") until the conclusion of the case or until the U.S. Trustee modifies the Company's reporting obligations. The Company has filed each of the Bankruptcy Reports that it has filed with the Bankruptcy Court with the Commission on the following reports:

         o Current Report on Form 8-K filed with the Commission on June 11, 2002, and

         o Current Report on Form 8-K filed with the Commission on August 21, 2002.

         12. Based on Exchange Act Release No. 9660 (June 30, 1972) (the "1972 Release"), the Company ceased filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with the Commission following the filing of its petition with the Bankruptcy Court. The 1972 Release further refers to Rule 12b-21 ("Rule 12b-21") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which provides that if any required information is unknown or not reasonably available to the issuer because it would be unreasonably expensive or would take an unreasonable effort to obtain, such information may be omitted from reports required to be filed under the Exchange Act. With respect to the 1972 Release and Rule 12b-21, the Company notes the following:

         o The Company has sold substantially all of its assets. The Company has discontinued substantially all of its business operations and terminated nearly all employees. The Company presently is attempting to wind up its affairs.


         o The Company has no plans to attempt to emerge from bankruptcy as a going concern. Rather, the Company plans to file a plan of reorganization pursuant to which all of the Company's remaining assets will be liquidated for the benefit of the Company's creditors, and the Company thereafter will be dissolved. The current expectation is that the liquidation of the Company's remaining assets and the dissolution of the Company will be completed as promptly as practicable.

         o There is no set of facts known to management that will result in proceeds of the sale of the Company's assets exceeding the Company's known liabilities. Thus, it is very unlikely that there will be any recovery to the Company's stockholders.

         o The market capitalization, at current market prices of 0.0025 cents per share, aggregates to less than $70,000.

         o Preparation of the periodic reports is not possible with the Company's current internal resources and without external support. The Company does not have an independent auditing firm with which to confer regarding the Company's financial statements.

         13. In lieu of filing an Annual Report on Form 10-K for the fiscal year ended December 28, 2001, and Quarterly Reports on Form 10-Q for the quarters ended March 29, 2002 and June 28, 2002, the Company has filed the Bankruptcy Reports with the Commission on the Current Reports on Form 8-K noted in paragraph 11 above and also filed with the Commission a Current Report on Form 8-K on January 22, 2001, reporting the filing of the Bankruptcy and the agreement to sell substantially all of the Assets of the Company and its Subsidiaries to Shaw.

         14. None of the Bankruptcy Reports contain financial statements prepared in accordance with generally accepted accounting principals and the Bankruptcy Reports do not comply with the Exchange Act or the Commission's rules and regulations regarding an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q. Accordingly, I am unable to execute the certification in the form of Exhibit A to the Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460) as drafted. I do state and attest that to the best of my knowledge, based upon a review of each of the Bankruptcy Reports furnished to the Bankruptcy Court and filed with the Commission on Form 8-K have been materially correct.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    THE IT GROUP, INC.


                                    By:    /s/ Harry J. Soose, Jr.
                                           _________________________________
                                    Name:  Harry J. Soose, Jr.
                                    Title: President, Chief Operating Officer
                                           and Chief Financial Officer
                                    Date:  August 22, 2002


Subscribed and sworn to before me
this 22nd day of August, 2002.

/s/ Debra Richardson
_____________________
Notary Public
My Commission Expires:  October 6, 2002